Exhibit 10.10

SYMANTEC CORPORATION

STOCK OPTION GRANT - TERMS AND CONDITIONS

1.    Grant of Option.    Symantec Corporation, a Delaware corporation, (the “Company”), hereby grants to the optionee (“Optionee”) named in the Notice of Stock Option Grant (the “Grant Notice”) an option (this “Option”) to purchase the total number of shares subject to the Option set forth in the Grant Notice (the “Shares”) at the exercise price per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions set forth in this Terms and Conditions of Stock Option Grant, any appendices attached hereto and the Grant Notice (collectively, the “Grant”) and in the Company’s 2013 Equity Incentive Plan (the “Plan”). The Company and Optionee agree that Optionee granted under and governed by the Grant Notice, this Terms and Conditions of Stock Option Grant and the provisions of the Plan. Optionee: (a) acknowledges receipt of a copy of the Plan prospectus, (b) represent that the Participant has carefully read and are familiar with their provisions, and (c) hereby accepts the Option subject to all of the terms and conditions set forth herein, in the Plan and in the Grant Notice.

For U.S. taxpayers, if designated as an incentive stock option in the Grant Notice, this Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). If not so designated, this Option shall be a nonqualified stock option (“NQSO”).

2.    Exercise Period of Option.    Subject to the terms and conditions set forth in this Grant and in the Plan, Optionee may exercise this Option in whole or in part for any Vested Shares, as determined in accordance with Section 8 hereof; provided, however, that this Option shall expire and terminate on the expiration date set forth in the Grant Notice (the “Expiration Date”), or earlier, as provided in Section 4 hereof, and must be exercised, if at all, on or before the Expiration Date.

3.    Restrictions on Exercise.    Exercise of this Option is subject to the following limitations:

(a)    This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable U.S. state and local securities laws, as they are in effect on the date of exercise.

(b)    This Option may not be exercised until the Plan, or any required increase in the number of shares authorized under the Plan, is approved by the stockholders of the Company.

(c)    The exercise of this option may be subject to additional conditions and/or restrictions as set forth in the Company’s Insider Trading Policy, as in effect from time to time.

4.    Termination of Option.    Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to provide services as an Eligible Individual to the Company or a Parent, Subsidiary or Affiliate of the Company (each as defined in the Plan), except in the case of sick leave, military leave, or any other leave of absence approved by the committee appointed by the Company’s Board of Directors (the “Board”) to administer the Plan (the “Committee”) or by any person designated by the Committee, provided that such leave is for a period of not more than ninety days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. By accepting this Grant, Optionee acknowledges that the Vesting Schedule set forth in the Grant Notice may change prospectively in the event that Optionee’s service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards. A transfer of employment between the Company and any Subsidiary and/or Affiliate shall not constitute a termination of service for purposes of this Grant. The Committee or its designee will have sole discretion to determine whether an Optionee has ceased to provide services and the effective date on which Optionee ceased to provide services (the “Termination Date”).

(a)    If Optionee ceases to provide services as an Eligible Individual to the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, Optionee may exercise this Option to the extent (and only to the extent) that it would have been exercisable upon the Termination Date, within three months after the Termination Date, but in any event no later than the Expiration Date.

(b)    If Optionee ceases to provide services as an Eligible Individual to the Company or any Parent, Subsidiary or Affiliate of the Company because of the death or disability of Optionee, within the meaning of Section 22(e) (3) of the Code, (or Optionee dies within three months after Optionee ceases to provide services other than because of such Optionee’s death or disability) the Option may be exercised to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, by Optionee (or Optionee’s legal representative) within twelve months after the Termination Date, but in any event no later than the Expiration Date.

(c) Notwithstanding anything to the contrary herein, if Optionee ceases to provide services as an Eligible Individual to the Company or any Parent, Subsidiary or Affiliate of the Company because of Optionee’s actual or alleged commitment of a criminal act or an intentional tort and the Company (or an employee of the Company) is the victim or object of such criminal act or intentional tort or such criminal act or intentional tort results, in the reasonable opinion of the Company, in liability, loss, damage or injury to the Company, then, at the Company’s election, this Option shall not be exercisable and shall terminate upon Optionee’s Termination Date. Termination by the Company based on Optionee’s alleged commitment of a criminal act or an intentional tort shall be based on a reasonable investigation of the facts and a determination by the Company that a preponderance of the evidence discovered in such investigation indicates that Optionee is guilty of such criminal act or intentional tort.

Nothing in this Grant or in the Plan shall confer on Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

5.    Manner of Exercise.

(a)    This Option shall be exercisable by delivery to the Company of an executed written Notice of Intent to Exercise Stock Option in such form or forms as may be approved by the Company (the “Exercise Agreement”), which shall set forth Optionee’s election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

(b)    Such Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased (i) in cash (by check or by wire transfer); (ii) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from Optionee and a broker-dealer approved by the Company that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (iii) by any combination of the foregoing.

(c)    Withholding Taxes.    Regardless of any action the Company or Optionee’s actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax,

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payment on account or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, Optionee shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to Optionee by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (i) withholding Shares that otherwise would be issued to Optionee when you exercise this Option, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (ii) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization), or (iii) any other arrangement approved by the Company. The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the withholding taxes. Finally, Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this Section.

(d)    Issuance of Shares.    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative or assignee.

6.    Notice of Disqualifying Disposition of ISO Shares.    If the Option granted to Optionee pursuant to this Grant is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date which is two years after the Grant Date, or (2) the date one year after exercise of the ISO with respect to which the Shares are to be sold or disposed, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to Optionee.

7.    Nontransferability of Option.    This Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

8.    Vesting Schedule.    Until the Termination Date, the shares subject to this option shall vest in accordance with the vesting schedule set forth in the Grant Notice. Shares that are vested pursuant to the vesting schedule set forth in the Grant Notice are “Vested Shares” and are exercisable hereunder.

9.    Compliance with Laws and Regulations.    The exercise of this Option and the issuance of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of U.S. federal and state, local, and foreign securities laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the

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time of such issuance. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any U.S. state or local securities commission, any foreign securities commission or other governmental authority or any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

10.    Adjustments.    The number of Shares subject to this Option and the Exercise Price per share are subject to adjustment pursuant to Section 2.2 of the Plan. In the event of a transaction described in Section 19.1 of the Plan, this Option may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on Optionee, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to Optionee as was provided to stockholders (after taking into account the existing provisions of the Option). In the event such successor corporation (if any) fails to assume this Option or substitute an equivalent award pursuant to a corporate transaction, this Option will expire on such transaction at such time and on such conditions as the Board shall determine.

11. Interpretation.    Any dispute regarding the interpretation hereof or of the Plan shall be submitted by Optionee or the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

12.    Electronic Delivery and Acceptance.    The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, options granted under the Plan or future options that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

13.    Governing Law.    The interpretation, performance and enforcement of this Grant shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Grant is made and/or to be performed.

14.    Notices.    Any notice required to be given or delivered to the Company under the terms of this Grant shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated in the Grant Notice or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail (return receipt requested); one business day after deposit with any return receipt express courier (prepaid); or one business day after transmission by facsimile, rapifax or telecopier.

15.    Entire Agreement.    The Plan, the Exercise Agreement, and the appendices are incorporated in this Grant by reference. In the event of any conflict between the terms of this Grant and the Plan, the terms of the Plan shall apply. This Grant constitutes the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

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16.    Appendices.    Notwithstanding any provisions in this Terms and Conditions of Stock Option Grant, the Option shall be subject to the terms and conditions set forth in the appendices attached hereto. Moreover, if Optionee relocates to one of the countries included in Appendix B, the special terms and conditions for such country will apply to Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The appendices constitute part of this Grant.

17.    Severability.    The provisions of this Grant are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18.    Waiver.    Optionee acknowledges that a waiver by the Company of breach of any provision of this Grant shall not operate or be construed as a waiver of any other provision of this Grant, or of any subsequent breach by Optionee or any other Optionee.

19.    Imposition of Other Requirements.    The Company reserves the right to impose other requirements on the Option and the Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

20.    Award Subject to Company Clawback or Recoupment.    The Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of your employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancelation of your Option (whether vested or unvested) and the recoupment of any gains realized with respect to your Option.

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APPENDIX A

SYMANTEC CORPORATION

STOCK OPTION GRANT - TERMS AND CONDITIONS

FOR NON-U.S. EMPLOYEES

1.    Withholding Taxes. The following provision supplements Section 5(c) of the Terms and Conditions of the Stock Option Grant:

(a)        Optionee acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax Obligations or achieve any particular tax result. Further, if Optionee is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

2.    Nature of Grant. In accepting the Option, Optionee acknowledges, understands and agrees that:

(a)        the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)        the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c)        all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(d)        Optionee is voluntarily participating in the Plan;

(e)        the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f)        the Option and any Shares acquired under the Plan and the income and the value of same are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g)        the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(h)        if the underlying Shares do not increase in value, the Option will have no value;

(i)        if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

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(j)        no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from Optionee’s Termination (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any) and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries or Affiliates, and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and to have agreed to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k)        in the event of a termination of Optionee’s employment or service relationship (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), unless otherwise expressly provided in this Grant or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of the date that Optionee is no longer actively providing services to the Company or one of its Subsidiaries or Affiliates and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such Termination will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee employment agreement, if any; the Committee or its designee will have sole discretion to determine the Termination Date pursuant to Section 4 of this Grant and Section 28 of the Plan;

(l)        unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Grant do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares of the Company;

(m)        Optionee acknowledges and agrees that neither the Company, the Employer nor any Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise;

(n)        the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s participation in the Plan or Optionee’s purchase or sale of Shares; and

(o)        Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

3.    Data Privacy Notice and Consent.    Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this Grant (“Personal Data”) by and among, as applicable, the Employer, the Company and any Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.

Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone

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number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares or directorships held in the Company or any Subsidiary or Affiliate, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

Optionee understands that Personal Data will be transferred to E*Trade Financial Services, Inc., or such other stock plan service provider as may be selected by the Company in the future, which is assisting in the implementation, administration and management of the Plan. Optionee understands that the recipients of the Personal Data may be located in the United States or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Optionee’s country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of Personal Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company, E*Trade Financial Services, Inc., Charles Schwab, and any other recipients of Personal Data which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Personal Data, in electronic or other form, for the purposes of implementing, administering and managing Optionee’s participation in the Plan, including any requisite transfer of Personal Data as may be required to a broker or other third party with whom Optionee may elect to deposit any Shares purchased upon exercise of the Option. Optionee understands that Personal Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative. Further, Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If Optionee does not consent, or if Optionee later seeks to revoke Optionee’s consent, Optionee’s employment or service status and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Optionee’s consent is that the Company would not be able to grant Optionee an Option or other equity awards or administer or maintain such awards. Therefore, Optionee understands that refusing or withdrawing Optionee’s consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact Optionee’s human resources representative.

4.    Language.  If Optionee has received this Grant, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

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SYMANTEC CORPORATION

2013 EQUITY INCENTIVE PLAN

RSU AWARD AGREEMENT

RECITALS

A.    The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.

B.    The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this RSU Award Agreement (the “Agreement”) is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of the Company’s Common Stock in the form of Restricted Stock Units (each, a “RSU”).

C.    All capitalized terms in this Agreement shall have the meaning assigned to them herein, including Appendix A. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Restricted Stock Units.    The Company hereby awards to the Participant RSUs under the Plan. Each RSU represents the right to receive one share of the Company’s Common Stock on the vesting date of that RSU (each, a “Share”), subject to the provisions of this Agreement (including any appendices hereto). The number of shares of the Company’s Common Stock subject to this Award, the applicable vesting schedule for the RSUs and the Shares, the dates on which those vested Shares shall be issued to the Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement.

2.    Grant Acceptance; Acknowledgement.    The Company and the Participant agree that the RSUs are granted under and governed by the Grant Notice, this Agreement and the provisions of the Plan. The Participant: (i) acknowledges receipt of a copy of the Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein, in the Plan and in the Grant Notice. If the Participant does not wish to receive the RSUs and/or does not consent and agree to the terms and conditions on which the RSUs are offered, as set forth in this Agreement (including the appendices hereto) and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 30 days following the Award Date set forth in the Grant Notice. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The Participant’s failure to reject this Award within this 30 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement (including any appendices hereto) and the Plan.

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Grant Notice

Vesting Schedule:

The Shares shall vest pursuant to the schedule set forth in the Grant Notice. Notwithstanding the foregoing, if any such dates falls on a weekend or U.S. trading holiday, the Fair Market Value of the Shares underlying the RSUs will be the closing price of the Company’s Common Stock on the Nasdaq Global Select Market on the last trading day prior to the vesting date.

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The RSUs allocated to each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional RSUs shall vest following the Participant’s Termination.

The Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event that the Participant’s service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards.

Issuance Schedule

The Shares in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issuable as set forth in Section 7. However, the actual number of vested Shares to be issued will be subject to the provisions of Section 8 pursuant to which the applicable withholding taxes are to be collected.

3.    Limited Transferability.    This Award, and any interest therein, shall not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Participant, otherwise than by will or by the laws of descent and distribution unless otherwise determined by the Committee or its delegate(s) in accordance with the terms of the Plan on a case-by-case basis.

4.    Cessation of Service.    Should the Participant’s service as an Eligible Individual to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the RSUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled RSUs and the Participant’s right to receive Shares pursuant to the RSUs and vest in such RSUs under the Plan will terminate effective as of the date of the Participant’s Termination; in no event will the Participant’s service be extended by any notice period mandated under local law (e.g., active service would not include a period of “garden leave” or similar period pursuant to local law). For purposes of this Award, a transfer of employment between the Company and any Subsidiary and/or Affiliate shall not constitute a Termination. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

5.    Corporate Transaction.

a.    In the event of a transaction set forth in Section 19.1 of the Plan, any or all outstanding RSUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the RSUs).

b.    In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Section 5(a) above) pursuant to a transaction set forth in Section 19.1 of the Plan, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.

c.    Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these RSUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

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d.    This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

6.    Adjustment in Shares.    Should any change be made to the Company’s Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities and any Dividend Equivalent Rights (as defined below) issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

7.    Issuance of Shares of the Company’s Common Stock.

a.    As soon as practicable following the applicable vesting date of any portion of the RSU (including the date (if any) on which vesting of any portion of this RSU accelerates), the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying Shares that so vested, subject, however, to the provisions of Section 8 pursuant to which the applicable Tax-Related Items (as defined below) are to be collected. In no event shall the date of settlement (meaning the date that Shares are issued) be later than two and one half (2 1⁄2) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs. Notwithstanding the foregoing, RSUs granted to non-employee directors pursuant to Section 6 of the Plan shall be settled within 30 days after vesting.

b.    If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units subject to the RSUs that are subject to Section 409A of the Code that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled on the earliest of (i) the seventh month following the Participant’s separation from service or (ii) the date of Participant’s death following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

c.    In no event shall fractional Shares be issued.

d.    Except as set forth in clause (e) below, the holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the RSUs until the Participant becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax-Related Items (as defined below).

e.    As of any date that the Company pays an ordinary cash dividend on its Common Stock, the Company shall credit the Participant with a dollar amount equal to (i) the per share cash dividend paid by the Company on its Common Stock on such date, multiplied by (ii) the total number of RSUs (with such total number adjusted pursuant to Section 6 of this Agreement and Section 2.2 of the Plan) subject to this Award that are outstanding immediately prior to the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 7(e) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original RSUs to which they relate; provided, however, that the amount of any vested Dividend Equivalent Rights shall be paid in cash. No crediting of Dividend Equivalent Rights shall be made pursuant to this Section 7(e) with respect to any RSUs which, immediately prior to the record date for that dividend, have either been paid pursuant to Section 7 or terminated pursuant to Section 4.

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8.    Tax-Related Items.    Regardless of any action the Company or the Participant’s actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by the Participant is and remains the Participant’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award, including the settlement of the RSUs, accrual or payment of Dividend Equivalent Rights, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items. The Participant acknowledges that if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the settlement of the Participant’s RSUs, the Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, the Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Participant from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to the Participant when the Participant’s RSUs are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf and the Participant hereby authorizes such sales by this authorization), (c) the Participant’s payment of a cash amount, or (d) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if the Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (a)-(d) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. The Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s purchase of Shares that cannot be satisfied by the means previously described. Finally, the Participant acknowledges that the Company has no obligation to deliver Shares to the Participant until the Participant has satisfied the obligations in connection with the Tax-Related Items as described in this Section.

Unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this RSU will be (a) above.

9.    Compliance with Laws and Regulations.

a.    The issuance of shares of the Company’s Common Stock pursuant to the RSU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Company’s Common Stock may be listed for trading at the time of such issuance.

b.    The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Company Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Company’s Common Stock as to which such approval shall not have been obtained.

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10.  Successors and Assigns.    Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries designated by the Participant.

11.  Notices.    Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address on file with the Company. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

12.  Construction.    This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the RSU.

13.  Governing Law and Venue.    The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

14.  Excess Shares.    If the Shares covered by this Agreement exceed, as of the date the RSU is granted, the number of shares of the Company’s Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of the Company’s Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

15.  Employment at Will.    Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment of the Company (or any Parent or Subsidiary employing or retaining the Participant) for any period of specific duration, or be interpreted as forming an employment or service contract with the Company (or any Parent or Subsidiary employing or retaining the Participant), or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service with the Company at any time for any reason, with or without cause.

16.  Severability.    The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17.  Electronic Delivery and Acceptance.    The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, RSUs granted under the Plan or future RSUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

18.  Appendices.    Notwithstanding any provisions in this Agreement, this Award shall be subject to the terms and conditions set forth in the appendices to this Agreement. Moreover, if the Participant relocates

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to one of the countries included in the appendices, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The appendices constitute part of this Agreement.

19.  Waiver.    The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other Participant.

20.  Imposition of Other Requirements.    The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on this Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

21.  Award Subject to Company Clawback or Recoupment.    The RSUs shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of the Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law may require the cancelation of the Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to the Participant’s RSUs.

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**

IF THE PARTICIPANT DOES NOT AGREE WITH THE TERMS OF THIS AGREEMENT AND THE PLAN, THE PARTICIPANT MUST REJECT THE RSUS VIA THE E*TRADE WEBSITE NO LATER THAN 30 DAYS FOLLOWING THE AWARD DATE; NON-REJECTION OF THE RSUS WILL CONSTITUTE THE PARTICIPANT’S ACCEPTANCE OF THE RSUS ON THE TERMS ON WHICH THEY ARE OFFERED, AS SET FORTH IN THIS AGREEMENT (INCLUDING THE APPENDICES HERETO) AND THE PLAN.

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APPENDIX A

ADDITIONAL PROVISIONS FOR PARTICIPANTS LOCATED

OUTSIDE OF THE UNITED STATES

1. Nature of the Grant. In accepting the RSU Agreement, the Participant acknowledges that:

1.            the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement;

2.            the grant of RSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded repeatedly in the past;

3.            all decisions with respect to future grants of RSUs, if any, will be at the sole discretion of the Company;

4.            the Participant’s participation in the Plan is voluntary;

5.            the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation;

6.            the RSUs and the Shares subject to the RSUs and the income and value of same are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

7.            the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

8.            if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of RSUs may increase or decrease;

9.            no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the Participant’s Termination (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and in consideration of this Award to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company, or any Parent, Subsidiaries or Affiliates or the Employer, waives the Participant’s ability, if any, to bring any such claim, and releases the Company, any Parent, Subsidiaries or Affiliates, and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and to have agreed to execute any and all documents necessary to request dismissal or withdrawal of such claim;

10.            in the event of Termination of the Participant’s employment or service relationship (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), unless otherwise expressly provided in the Agreement or determined by the Company, the Participant’s right to vest in the RSUs under the Plan, if any, will terminate as of the date the Participant is no longer actively providing services to the Company, the Employer or any Subsidiary or Affiliate and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any); the Committee or its designee will have sole discretion to determine the Termination Date pursuant to Section 4 of the Agreement and Section 28 of the Plan);

11.            the Participant acknowledges and agrees that neither the Company, the Employer nor any Parent, Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement;

12.            the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan; and

13.            the Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

2. Data Privacy Notice and Consent.

1.            The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

2.            The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of the Company’s Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

3.            The Participant understands that Data may be transferred to E*Trade Financial Services, Inc., or such other stock plan service provider as may be selected by the Company in the future, which is assisting in the implementation, administration and management of the Plan. The Participant understands that these recipients may be located in the United States or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the Company, E*Trade Financial Services, Inc., Charles Schwab, and any other recipients of Data which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon settlement of the RSUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, the Participant’s employment or service status and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant the Participant RSUs or other equity awards or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

3. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

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[FORM OF FY16 PRU AWARD AGREEMENT]

SYMANTEC CORPORATION

PERFORMANCE BASED RESTRICTED STOCK UNIT

AWARD AGREEMENT

RECITALS

A.    The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.

B.    The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this Performance Based Restricted Stock Unit Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Performance Based Restricted Stock Units (each, a “PRU”).

C.    All capitalized terms in this Agreement shall have the meaning assigned to them in Appendix A or B attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Performance Based Restricted Stock Units.    The Company hereby awards to the Participant PRUs under the Plan. Each PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix B (each, a “Share”), subject to the provisions of this Agreement (including any Appendices hereto). The number of shares of Common Stock subject to this Award, the applicable vesting schedule for the PRUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement (including any Appendices hereto).

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Grant of Award (the “Notice of Grant”).

Vesting Schedule:

The Shares shall vest pursuant to the schedule set forth on Appendix B hereto.

Subject to the provisions of Appendix B hereto, the Shares that may be earned on each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional Shares shall vest following the Participant’s Termination.

Issuance Schedule

The Shares in which the Participant vests shall be issuable as set forth in Paragraph 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix B.

2.    Limited Transferability.    This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.    Cessation of Service.    Subject to the provisions of Appendix B hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the PRUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled PRUs and the Participant’s right to receive PRUs and vest under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service. For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

4.    Corporate Transaction.    Subject to the provisions of Appendix B hereto:

a.    In the event of a Corporate Transaction, any or all outstanding PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the PRUs).

b.    In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.

c.    Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.    This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.    Adjustment in Shares.    Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

6.    Issuance of Shares of Common Stock.

a.    As soon as practicable following the applicable vesting date of any portion of the PRU (including the date (if any) on which vesting of any portion of this PRU accelerates), the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2 1⁄2) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs.

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b.    If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

c.    In no event shall fractional Shares be issued.

d.    The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

7.    Tax Obligations.    The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (1) in the event the PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations; provided, however, that the amount of the Shares so withheld pursuant to alternative (3) shall not exceed the amount necessary to satisfy the required Tax Obligations using the minimum statutory withholding rates that are applicable to this kind of income. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arises that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arises prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.

8.    Compliance with Laws and Regulations.

a.    The issuance of shares of Common Stock pursuant to the PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.    The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby

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shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.  Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.

10.  Notices.    Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.  Construction.    This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the PRU.

12.  Governing Law.    The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

13.  Excess Shares.    If the Shares covered by this Agreement exceed, as of the date the PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.  Employment at Will.    Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.

15.  Severability.    The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16.  Electronic Delivery.    The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, PRUs granted under the Plan or future PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

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17.  Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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IN WITNESS WHEREOF, the parties have executed this Agreement on this              date of                     , 201    .

SYMANTEC CORPORATION
By:

Title:

Address:

PARTICIPANT
Signature:

Address:

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APPENDIX A

DEFINITIONS

The following definitions shall be in effect under the Agreement:

1.    Agreement shall mean this Performance Based Restricted Stock Unit Award Agreement.

2.    Award shall mean the award of PRUs made to the Participant pursuant to the terms of this Agreement.

3.    Award Date shall mean the date the PRUs are granted to Participant pursuant to the Agreement and shall be the date indicated in the Notice of Grant.

4.    Code shall mean the Internal Revenue Code of 1986, as amended.

5.    Committee shall mean the Compensation and Leadership Development Committee of the Company Board of Directors.

6.    Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)

a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)

a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)

any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

7.    Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.

8.    Notice of Grant shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing Participant with notice of the issuance of a PRU award pursuant to the Plan and terms of this Agreement.

9.    Participant shall mean the person named in the Notice of Grant relating to the PRUs covered by this Agreement.

10.  Plan shall mean the Company’s 2013 Equity Incentive Plan, as the same may be amended from time to time.

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APPENDIX B

PERFORMANCE SCHEDULE

The number of PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in Appendix A or B shall have the meaning ascribed to them in the Plan.

1.  Grant of Performance Based Restricted Stock Units.

Subject to the terms and conditions of Agreement, the Notice of Grant and of the Plan, the Company hereby grants to the Employee a number of PRUs set forth in the Notice of Grant, subject to reduction and vesting as set forth below.

2.  Primary Metric.

The Employee can earn the PRUs based on the Company’s performance in (a) achieving three quarter EPS, and (b) achieving TSR over a two-year period, with EPS being measured at the end of the third fiscal quarter of the first year of the Performance Period (as defined below) against the Annual Target Long Term Incentive Grant and TSR being measured at the end of year two and year three (with such measurements being year two for the second year TSR measurement period and years two through three for the third year TSR measurement period, with such three-year period described as the Vesting Schedule in the Notice of Grant and hereafter referred to as the “Performance Period”). For purposes of clarity, no PRUs will be earned until the end of the three-year performance period, subject to the provisions of Sections 4 and 5 below. The goals (including the associated threshold, target and maximum levels with respect thereto) associated with this PRU are established by the Committee and will be communicated by the Company.

The number of PRUs determined at the at end of the first three quarters of the first year of the Performance Period will range from                of the Annual Target Long Term Incentive Grant as determined by the Committee after the end of the first three quarters of the first year of the Performance Period based upon the Company’s achievement of the EPS goal, as follows:                if performance is below the threshold level,                if performance is at the threshold level,                if performance is at target and                if performance is at or above the maximum level. For EPS performance between the threshold level and the maximum level, a proportionate fraction of the Annual Target Long Term Incentive Grant between                and                will be applied based on performance between threshold and maximum levels. The number of PRUs credited to the Employee at the end of the first three quarters of the first year of the Performance Period is the “Conditional PRU Award.”

3.	TSR Modifier.

At the end of the second year of the Performance Period and the end of the third year of the Performance Period, the TSR modifier will be applied to the Reference Amount (as defined below), as set forth in Section 3 below, in each case as reviewed and approved by the Committee. No PRUs are awarded if at the end of the first three quarters of the first year of the Performance Period the Company’s achievement of the EPS goal is less than the threshold level determined by the Committee. Subject to the provisions of Sections 4 and 5 below, no PRUs shall become earned unless the employee is employed by the Company on the last day of the 3 year Performance Period.

Application of Modifier:

(a) Following the completion of the applicable Performance Period, the Conditional PRU Award will be adjusted by the TSR modifier to be determined by the Committee based on the performance criteria set forth below. A Participant’s earned PRU award (if any) shall be equal to the Reference Amount multiplied by the TSR modifier for the applicable Performance Period after completion thereof, as reviewed and approved by the Committee.

The TSR modifier will be as follows based on the Company’s one and two year performance (with TSR measurements being made at the end of the second year Performance Period measuring year two, and at the end of the third year of the Performance Period, measuring years two through three) as measured against the one-year and two-year performance of the companies comprising the S&P 500 over the same period (with the S&P 500 being comprised of those companies that make up the S&P 500 index at the end of the applicable Performance Period):                if performance is at or below the threshold level,                if performance is at target and                if performance is at or above the maximum level. For performance between the threshold level and target level, a proportionate fraction of the TSR modifier between                and                will be applied, and for performance between the target level and the maximum level, a proportionate fraction of the TSR modifier between                and                will be applied. TSR performance versus the S&P 500 will be calculated as the 30 calendar day average of the Company’s stock price as calculated at the beginning of the applicable Performance Period and end of the applicable Performance Period.

In no event shall more than the number of PRUs set forth in the Notice of Grant be eligible to be earned pursuant to this Agreement and the Notice of Grant.

4.    Change of Control.

In the event of a Change of Control of the Company (as defined in the Executive Retention Plan (as defined below)) before the end of the first year of the Performance Period, then the Annual Target Long Term Incentive Grant shall be subject, to the extent applicable, to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof).

In the event of a Change of Control of the Company (as defined in the Executive Retention Plan) after the end of the first year of the Performance Period but prior to the end of the third year of the Performance Period, then the Conditional PRU Award shall be subject, as applicable, to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof).

5.    Death, Disability and Involuntary Termination.

If a Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates by reason of death, total and permanent disability or an involuntary termination other than for Cause (as defined below) after the end of the first year of the Performance Period but prior to the end of the third year of the Performance Period, then the Participant shall be entitled to payment of a prorated number of PRUs, as follows:

(1)

If the Participant’s termination occurs after the end of the first year of the Performance Period and prior to the end of the second year of the Performance Period, then the number of PRUs earned by the Participant shall equal the product of (A) the Conditional PRU Award multiplied by (B) the Proration Factor.

(2)

If the Participant’s termination occurs after the end of the second year of the Performance Period but prior to the end of the third year of the Performance Period, then the number of PRUs earned by the Participant shall equal to (A) two (2) times (B) the product of (i) the TSR modifier for the second year of the Performance Period multiplied by (ii) the Reference Amount for the two-year performance period related to such TSR modifier times (C) the Proration Factor.

Any prorated PRU amounts pursuant to this Section 5 shall be earned by the Participant on his or her termination date and settled as soon as administratively practicable thereafter, but in no event later than the fifteenth (15th) day of the third (3rd) calendar month following such termination date. In no event, however, will any prorated number of PRUs be earned by the Participant if (i) achievement of the EPS goal is below the threshold level (i.e., if the Conditional PRU Award is zero), (ii) if the Participant’s service to the Company (or any of its majority or greater owned subsidiaries) terminates for any reason prior to the end of the first year of the Performance Period, or (iii) if the Participant voluntarily leaves the employ of the Company (or any of its majority or greater owned subsidiaries) prior to the end of the third year of the Performance Period.

6.    Restatement of Financial Results

If the Company’s financial statements are the subject of a restatement due to error or misconduct, to the extent permitted by governing law, in all appropriate cases, the Company will seek reimbursement of excess PRUs (as defined below), if any, earned by the Participant hereunder. For purposes of this Agreement, “excess PRUs” means the positive difference, if any, between (i) the number of PRUs earned by the Participant and (ii) the number of PRUs that would have been earned by that Participant had achievement of the EPS goal been determined based on the Company’s financial statements as restated. The Company shall not award any Participant any additional PRUs should the restated financial statements result in a higher PRU award.

7.    Definitions

(a)    Annual Target Long Term Incentive Grant shall mean the number of shares of Common Stock associated with the annual PRU grant as determined by the Committee.

(b)    Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) gross negligence or willful misconduct in the performance of duties to the Company (other than as a result of a disability) that has resulted or is likely to result in substantial and material damage to the Company, after a demand for substantial performance is delivered by the Company which specifically identifies the manner in which it believes the individual has not substantially performed his/her duties and provides the individual with a reasonable opportunity to cure any alleged gross negligence or willful misconduct; (ii) commission of any act of fraud with respect to the Company or its affiliates; or (iii) conviction of a felony or a crime involving moral turpitude causing material harm to the business and affairs of the Company.

(c)    EPS shall mean the diluted net income per share attributable to Symantec Corporation stockholders reflected in the Company’s condensed consolidated statements of income as adjusted for the following items: business combination accounting entries, stock-based compensation expense, restructuring charges, charges related to the amortization of intangible assets and acquired product rights, impairments of assets and certain other items that are not included in the Company’s non-GAAP results. For this purpose, EPS shall be computed in the manner consistent with the annual financial plan presented to and approved by the Board of Directors, as well as the quarterly financial results presented to the Audit Committee of the Board of Directors.

(d) Executive Retention Plan shall mean the Symantec Executive Retention Plan as in effect on the date of this Agreement and as hereafter amended from time to time.

(e) Proration Factor shall mean a quotient, the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing with the start of the three-year Performance Period and ending with his or her termination date, and the denominator of which is thirty-six (36) months.

(f) Reference Amount shall mean fifty percent (50%) of the Conditional PRU Award; provided, however, that if the TSR performance at the end of the second year of the Performance Period is not equal to or greater than the target level established by the Committee for the Performance Period then ended, then the Reference Amount for the three-year Performance Period shall be equal to the sum of (i) fifty percent (50%) of the Conditional PRU Award, plus (ii) the difference between the number of PRUs earned or awarded at the end of the second year of the Performance Period and fifty percent (50%) of the Conditional PRU Award.

(g) TSR shall mean the change in stock price over the performance period (measured using a 30 calendar day average stock price at the beginning and end of the respective Performance Period) plus the value of dividends provided in the respective period. The TSR results shall be expressed as an annualized return, or compound annual growth rate (CAGR).

APPENDIX C

ADDITIONAL PROVISIONS

1.            Nature of the Grant. In signing this Agreement, the Participant acknowledges that:

a.            the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

b.            the grant of PRUs is voluntary and occasional and does not create any contractual or other right to receive future awards of PRUs, or benefits in lieu of PRUs even if PRUs have been awarded repeatedly in the past;

c.            all decisions with respect to future grants of PRUs, if any, will be at the sole discretion of the Company;

d.            the Participant’s participation in the Plan is voluntary;

e.            the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;

f.            PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and PRUs are outside the scope of the Participant’s employment contract, if any;

g.            PRUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

h.            in the event that Participant is not an employee of the Company, the grant of PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of PRUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;

i.             the future value of the underlying Shares is unknown and cannot be predicted with certainty;

j.            if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of PRUs may increase or decrease in value; and

k.            in consideration of the grant of PRUs, no claim or entitlement to compensation or damages arises from termination of the PRUs or diminution in value of the PRUs or Shares received upon vesting of PRUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.

2.            Data Privacy Notice and Consent.

a.            The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

b.            The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PRUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

c.             The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the PRUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

3.            Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

[FORM OF FY17 PRU AWARD AGREEMENT]

SYMANTEC CORPORATION

AMENDED AND RESTATED PERFORMANCE BASED RESTRICTED STOCK UNIT

AWARD AGREEMENT

RECITALS

A.    The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates. The term “Company” shall include any successor to Symantec Corporation, as well as its Subsidiaries and Affiliates.

B.    The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this Performance Based Restricted Stock Unit Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Performance Based Restricted Stock Units (each, a “PRU”).

C.    All capitalized terms in this Agreement shall have the meaning assigned to them in Appendix A or B attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Performance Based Restricted Stock Units. The Company hereby awards to the Participant PRUs under the Plan. Each PRU represents the right to receive one share of Common Stock (each, a “Share”) on vesting based on achievement of the performance objectives set forth in Appendix B subject to the provisions of this Agreement (including any Appendices hereto). The number of shares of Common Stock subject to this Award, the applicable vesting schedule for the PRUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement (including any Appendices hereto).

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Grant of Award (the “Notice of Grant”).
Vesting Schedule:

The Shares shall vest on the Performance Vesting Date, as described in Appendix B hereto.

Subject to provisions of Appendix B hereto, the Shares that may be earned on the Performance Vesting Date (as defined in Appendix B) shall vest on that date only if the employment of the Participant has not Terminated as of the last day of the Performance Period to which the Performance Vesting Date relates.

The Performance Period is set forth in the Notice of Grant.

Issuance Schedule

The Shares in which the Participant vests shall be issuable as set forth in Paragraph 6 and Appendix B. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected).

2.    Limited Transferability.    This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.    Cessation of Service.    Subject to Appendix B hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to the end of the Performance Period which the Award relates, then the PRUs covering any unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled PRUs and the Participant’s right to receive PRUs and vest under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service. For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

4.    Corporate Transaction.

a.    In the event of a Corporate Transaction, any or all outstanding PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the PRUs).

b.    In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.

c.    Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.    This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.    Adjustment in Shares. Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

6.    Issuance of Shares of Common Stock.

a.    The Shares in which the Participant vests shall be issuable as set forth in Sections 4, 5 and 6 of Appendix B. However, the actual number of vested Shares to be issued will be subject to the

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provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected). The Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7.

b.    If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, any PRUs that otherwise would have been settled due to that “separation from service” during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

c.    In no event shall fractional Shares be issued.

d.    The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

7.    Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (1) in the event the PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations; provided, however, that the amount of the Shares so withheld pursuant to alternative (3) shall not exceed the amount necessary to satisfy the required Tax Obligations using the minimum statutory withholding rates that are applicable to this kind of income. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arises that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arises prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.

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8.    Compliance with Laws and Regulations.

a.    The issuance of shares of Common Stock pursuant to the PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.    The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.    Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.

10.  Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.  Construction. This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the PRU.

12.  Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

13.  Excess Shares. If the Shares covered by this Agreement exceed, as of the date the PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.  Employment at Will. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.

15.  Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

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16.  Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, PRUs granted under the Plan or future PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.  Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.  Amendment and Restatement. This amended and restated Agreement replaces and supersedes any other PRU agreement between the Participant and the Company relating to the same PRU grant.

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IN WITNESS WHEREOF, the parties have executed this Agreement on this              date of                     , 201    .

SYMANTEC CORPORATION
By:

Title:

Address:

PARTICIPANT
Signature:

Address:

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APPENDIX A

DEFINITIONS

The following definitions shall be in effect under the Agreement:

1.    Agreement shall mean this Performance Based Restricted Stock Unit Award Agreement.

2.    Award shall mean the award of PRUs made to the Participant pursuant to the terms of this Agreement.

3.    Award Date shall mean the date the PRUs are granted to Participant pursuant to the Agreement and shall be the date indicated in the Notice of Grant.

4.    Code shall mean the Internal Revenue Code of 1986, as amended.

5.    Committee shall mean the Compensation and Leadership Development Committee of the Company Board of Directors.

6.    Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)

a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)

a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)

any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

7.    Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.

8.    Notice of Grant shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing Participant with notice of the issuance of a PRU award pursuant to the Plan and terms of this Agreement.

9.    Participant shall mean the person named in the Notice of Grant relating to the PRUs covered by this Agreement.

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10.    Plan shall mean the Company’s 2013 Equity Incentive Plan, as the same may be amended from time to time.

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APPENDIX B

PERFORMANCE SCHEDULE

The number of PRUs that will vest and be earned shall be based on the metrics set forth below. Terms not otherwise defined in Appendix A or B shall have the meaning ascribed to them in the Plan.

1. Grant of Performance Based Restricted Stock Units.

Subject to the terms and conditions of Agreement, the Notice of Grant and of the Plan, the Company hereby grants to the Participant a number of PRUs set forth in the Notice of Grant, subject to increase or reduction, as the case may be, and vesting, as set forth below.

2. Performance Percentage.

The Participant can earn the PRUs based on the Company’s performance in achieving Operating Income over the one-year period set forth in the Notice of Grant and hereafter referred to as the “Performance Period.” For purposes of clarity, no PRUs will be earned until the end of the Performance Period, subject to the provisions of Section 5 below.

The number of PRUs that will vest and be earned following the end of the Performance Period will range from                to                of the Target Grant (the applicable vesting percentage, the “Performance Percentage”) as determined by the Committee after the end of the Performance Period, based upon the Company’s achievement of Operating Income at each level set forth in the following chart (each, a “Performance Level”). For Operating Income between Level A: Threshold and Level H: Maximum, the Performance Percentage will be determined based on an interpolation between the applicable Performance Levels.

Operating Income	Performance Levels	Performance Percentage
Level H: Maximum

Level G: Range

Level F

Level E: Range

Level D

Level C: Range

Level B

Level A: Threshold

Subject to Sections 5 and 6 below, in order to vest in and earn the PRUs, the Participant must be employed through the end of the Performance Period.

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Notwithstanding anything to the contrary in this Appendix B, the Committee may make any changes in this Section 2 as it determines in its sole discretion, without the consent of any Participant. For the avoidance of doubt, the Performance Levels and corresponding Operating Income targets may be adjusted, without the consent of any Participant and consistent with Section 162(m) under the Code, to account for certain strategic transactions upon approval of the Committee.

3. Committee Certification and Vesting of PRUs.

As soon as practicable following the completion of the Performance Period (the “Performance Vesting Date”), the Committee shall determine and certify in writing the Performance Levels that have been attained for the Performance Period and the resulting Performance Percentage and the number of PRUs that will vest based on such Performance Percentage (subject to the Participant’s continued employment through the end of the Performance Period or the Participant’s qualifying Termination under Section 6 hereof). Notwithstanding the foregoing, if pursuant to Section 5, the PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of vested PRUs shall be binding on the Participant.

4. Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

If the Performance Percentage is at or below                , any PRUs shall be settled as soon as reasonably practicable following the end of the Performance Period (and no later than the two and one-half (2  1⁄2) months after the end of the Company’s fiscal year in which the last date of the Performance Period occurs).

If the Performance Percentage is above                :

•

The number of PRUs equal to (i) the Target Grant multiplied by (ii)                shall be settled as soon as reasonably practicable following the end of the Performance Period (and no later than the two and one-half (2  1⁄2) months after the end of the Company’s fiscal year in which the last day of the Performance Period occurs); and

•

The number of PRUs equal to (i) the Target Grant multiplied by (ii) (A) the Performance Percentage less (B)                shall be settled as soon as reasonably practicable following the first anniversary of the end of the Performance Period (and no later than the end of the calendar year in which such anniversary occurs), subject to your continued Service with the Company through the one-year anniversary of the end of the Performance Period (this, the “Excess Vesting Date”).

5. Change of Control.

In the event of a Corporate Transaction constituting a Change of Control, where the Participant’s PRUs are assumed or substituted consistent with Section 4(a) of the Notice of Grant, the Participant’s PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof), provided that (x) if the qualifying termination under the Executive Retention Plan occurs prior to or during the Performance Period, the Performance Percentage shall in all cases be                , notwithstanding any other higher performance then-predicted or expected, and (y) if the qualifying termination under the Executive Retention Plan occurs after the Performance Period but prior to the Excess Vesting Date, the Performance Percentage shall be as determined in Section 2 hereof. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change of Control as set forth in Section 1 of the Executive Retention Plan.

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In the event of a Corporate Transaction constituting a Change of Control, where the successor corporation fails to assume the Participant’s PRUs or substitute an equivalent award such that Section 4(b) of the Notice of Grant applies and the Award expires, the PRUs will accelerate and become immediately payable with a Performance Percentage of                , notwithstanding any other higher performance then-predicted or expected, provided that if the if the Change of Control occurs after the Performance Period but prior to the Excess Vesting Date, the Performance Percentage shall be as determined in Section 2 hereof.

6. Death, Disability and Involuntary Termination.

If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason prior to the commencement of the Performance Period, the PRU shall be immediately cancelled without consideration.

If a Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates by reason of death, Disability or an Involuntary Termination during the Performance Period, and provided that the Participant returns and makes effective a general release of claims in favor of the Company (and any majority or greater owned subsidiary) within 60 days following such termination of employment, then the number of PRUs that may vest and be earned by the Participant shall equal the product of (A) the Target Grant, (B) the Performance Percentage, and (C) the Proration Factor, provided that, (i) the Performance Percentage shall not be determined until after the close of the Performance Period and shall be determined in the same manner as is used for all other Participants for such Performance Period, (ii) upon a Change of Control, the Proration Factor shall thereafter be                in all cases, and (iii) if Participant terminates pursuant to his or her death, Disability or an Involuntary Termination after the Performance Period but before the Excess Vesting Date, Participant will remain eligible for settlement of the PRU attributable to the Performance Percentage in excess of                when such excess is scheduled to otherwise settle.

For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute a Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

7. Restatement of Financial Results

All benefits hereunder shall be subject to any clawback policy adopted by the Board or required by law.

8. Section 409A of the Code

Notwithstanding the other provisions hereof, this Performance Based Restricted Stock Unit Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Performance Based Restricted Stock Unit Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a termination of employment under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this

B-3

Agreement shall be treated as a separate payment. In no event may Participant directly or indirectly, designate the calendar year of payment.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or the Performance Based Restricted Stock Unit Agreement.

9. Definitions

Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) gross negligence or willful misconduct in the performance of duties to the Company (other than as a result of a Disability) that has resulted or is likely to result in substantial and material damage to the Company, after a demand for substantial performance is delivered by the Company which specifically identifies the manner in which it believes the individual has not substantially performed his/her duties and provides the individual with a reasonable opportunity to cure any alleged gross negligence or willful misconduct; (ii) commission of any act of fraud with respect to the Company or its affiliates; or (iii) conviction of a felony or a crime involving moral turpitude causing material harm to the business and affairs of the Company.

Change of Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time

Executive Retention Plan shall mean the Symantec Executive Retention Plan as in effect on the date of this Agreement and as hereafter amended from time to time.

Involuntary Termination shall mean (i) the Participant’s termination of employment by the Company without Cause or (ii) if the Participant participates in the Executive Retention Plan, a Constructive Termination (as defined and applicable to the Participant pursuant to the terms of the Executive Retention Plan).

Non-GAAP Basis shall mean the method of presentation of quarterly earnings releases and supplemental materials under the Company’s executive compensation programs generally, which (i) may exclude certain items and make adjustments, (ii) need not conform to standards of U.S. Generally Accepted Accounting Principles, and (ii) will be as generally reported, updated, and explained in the Company’s public filings from time to time. The Non-GAAP Basis mechanics shall be those used by the Committee in determining the Performance Percentage.

Operating Income shall mean gross profit less operating expenses before interest and taxes, adjusted to exclude stock-based compensation expense, charges related to the amortization of intangible assets, certain other income and expense items that management considers unrelated to the Company’s core operations, all as measured under the Non-GAAP Basis. Operating Income will also (i) allow for the negative impact of up to                of FX on revenue, with no limit on the positive FX impact on Operating Income, and (ii) be adjusted beneficially in the event changes to the Company’s capital structure positively impact the Company’s earnings per share on a Non-GAAP Basis, each as approved in the materials presented to the Committee on    .

B-4

Proration Factor shall mean a percentage, determined by the quotient of the following: the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing on the earlier of (x) the Award Date, or (y) if the Award Date occurred in June 2016, the first date after April 2, 2016 during which the Participant was employed by the Company (this result, the “Start Date”), and ending on the date of termination, and the denominator of which is the number of calendar months rounded up to the next whole month between the Start Date and March 30, 2018, up to a maximum of twenty-four (24) months.

Target Grant shall mean the number of shares of Common Stock associated with the PRU grant as determined by the Committee, assuming a Performance Percentage of                .

B-5

APPENDIX C

ADDITIONAL PROVISIONS

1.           Nature of the Grant. In signing this Agreement, the Participant acknowledges that:

a.            the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

b.            the grant of PRUs is voluntary and occasional and does not create any contractual or other right to receive future awards of PRUs, or benefits in lieu of PRUs even if PRUs have been awarded repeatedly in the past;

c.            all decisions with respect to future grants of PRUs, if any, will be at the sole discretion of the Company;

d.            the Participant’s participation in the Plan is voluntary;

e.            the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;

f.            PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and PRUs are outside the scope of the Participant’s employment contract, if any;

g.            PRUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

h.            in the event that Participant is not an employee of the Company, the grant of PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of PRUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;

i.             the future value of the underlying Shares is unknown and cannot be predicted with certainty;

j.            if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of PRUs may increase or decrease in value; and

k.            in consideration of the grant of PRUs, no claim or entitlement to compensation or damages arises from termination of the PRUs or diminution in value of the PRUs or Shares received upon vesting of PRUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.

2.           Data Privacy Notice and Consent.

a.            The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

b.            The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PRUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

c.             The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the PRUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

3.          Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

B-2

[FORM OF FY18 PRU AWARD AGREEMENT]

SYMANTEC CORPORATION

AMENDED AND RESTATED PERFORMANCE BASED RESTRICTED STOCK UNIT

AWARD AGREEMENT

RECITALS

A.    The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.

B.    The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this Performance Based Restricted Stock Unit Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Performance Based Restricted Stock Units (each, a “PRU”).

C.    All capitalized terms in this Agreement shall have the meaning assigned to them in Appendix A or B attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Performance Based Restricted Stock Units.    The Company hereby awards to the Participant PRUs under the Plan. Each PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix B (each, a “Share”), subject to the provisions of this Agreement (including any Appendices hereto). The number of shares of Common Stock subject to this Award, the applicable vesting schedule for the PRUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement (including any Appendices hereto).

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Grant of Award (the “Notice of Grant”).

Vesting Schedule:

The Shares shall vest pursuant to the schedule set forth on Appendix B hereto.

Subject to the provisions of Appendix B hereto, the Shares that may be earned on each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional Shares shall vest following the Participant’s Termination.

Issuance Schedule

The Shares in which the Participant vests shall be issuable as set forth in Paragraph 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix B.

2.    Limited Transferability.    This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.    Cessation of Service.    Subject to the provisions of Appendix B hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the PRUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled PRUs and the Participant’s right to receive PRUs and vest under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service. For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

4.    Corporate Transaction.    Subject to the provisions of Appendix B hereto:

a.    In the event of a Corporate Transaction, any or all outstanding PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the PRUs).

b.    In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.

c.    Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.    This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.    Adjustment in Shares.    Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

6.    Issuance of Shares of Common Stock.

a.    As soon as practicable following the applicable vesting date of any portion of the PRU (including the date (if any) on which vesting of any portion of this PRU accelerates), the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2 1⁄2) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs.

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b.    If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

c.    In no event shall fractional Shares be issued.

d.    The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

7.    Tax Obligations.    The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (1) in the event the PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations; provided, however, that the amount of the Shares so withheld pursuant to alternative (3) shall not exceed the amount necessary to satisfy the required Tax Obligations using the minimum statutory withholding rates that are applicable to this kind of income. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arises that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arises prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.

8.    Compliance with Laws and Regulations.

a.    The issuance of shares of Common Stock pursuant to the PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.    The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby

3

shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.    Successors and Assigns.    Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.

10.    Notices.    Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.    Construction.    This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the PRU.

12.    Governing Law.    The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

13.    Excess Shares.    If the Shares covered by this Agreement exceed, as of the date the PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.    Employment at Will.    Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.

15.    Severability.    The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16.    Electronic Delivery.    The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, PRUs granted under the Plan or future PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

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17.    Imposition of Other Requirements.    The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.    Amendment and Restatement.    This amended and restated Agreement replaces and supersedes any other PRU agreement between the Participant and the Company relating to the same PRU grant.

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IN WITNESS WHEREOF, the parties have executed this Agreement on this         date of                    , 201    .

SYMANTEC CORPORATION
By:

Title:

Address:

PARTICIPANT
Signature:

Address:

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APPENDIX A

DEFINITIONS

The following definitions shall be in effect under the Agreement:

1.    Agreement shall mean this Performance Based Restricted Stock Unit Award Agreement.

2.    Award shall mean the award of PRUs made to the Participant pursuant to the terms of this Agreement.

3.    Award Date shall mean the date the PRUs are granted to Participant pursuant to the Agreement and shall be the date indicated in the Notice of Grant.

4.    Code shall mean the Internal Revenue Code of 1986, as amended.

5.    Committee shall mean the Compensation and Leadership Development Committee of the Company Board of Directors.

6.    Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)

a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)

a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)

any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

7.    Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.

8.    Notice of Grant shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing Participant with notice of the issuance of a PRU award pursuant to the Plan and terms of this Agreement.

9.    Participant shall mean the person named in the Notice of Grant relating to the PRUs covered by this Agreement.

A-1

10.    Plan shall mean the Company’s 2013 Equity Incentive Plan, as the same may be amended from time to time.

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APPENDIX B

PERFORMANCE SCHEDULE

The number of PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in Appendix A or B shall have the meaning ascribed to them in the Plan.

1.  Grant of Performance Based Restricted Stock Units.

Subject to the terms and conditions of Agreement, the Notice of Grant and of the Plan, the Company hereby grants to the Participant a number of PRUs set forth in the Notice of Grant, subject to increase or reduction, as the case may be, and vesting, as set forth below.

2.  Performance Metrics.

The Participant can earn the PRUs based on the Company’s performance over the three-year period set forth in the Notice of Grant hereafter referred to as the “Performance Period” as follows:

(a) Year One. The number of PRUs that will be earned following the last day of the Company’s fiscal year ending March 30, 2018 (“FY18”) will range from    to            of the Year One Portion of the Target Grant, and shall be determined based upon the Company’s achievement of the EPS performance goal for FY18, as determined by the Committee at each level set forth in the following chart (“EPS Performance Goal”). EPS calculations shall be based on                million fully diluted shares. EPS performance between the Threshold Level and the Maximum Level as set forth in following chart (the “Year One Performance Percentage”) will be determined based on an interpolation between the applicable Performance Levels.

Performance Levels	EPS Performance Goal	Year One Performance Percentage
Below Threshold Level
Threshold Level
Target Level
Maximum Level

(b) Year Two. The number of PRUs that will be earned following the last day of the Company’s fiscal year ending March 29, 2019 (“FY19”) will range from        to            of the Year Two Portion of the Target Grant, and shall be determined based upon the Company’s two-year TSR performance for FY19, as measured against the two-year TSR performance of the companies comprising the Nasdaq 100 over the same period (with the companies in the Nasdaq 100 index being comprised of those companies that make up the Nasdaq 100 index at the end of FY19 and with TSR measurements being made at the end of the FY19), all as determined by the Committee and as set forth in the following chart (“Year Two TSR Performance”). Two-year Company TSR performance versus two year Nasdaq 100 TSR Performance will be calculated as the 60 trading day average of the Company’s stock price as calculated at the beginning and end of such two-year period. For the avoidance of doubt, the Year Two TSR Performance period shall begin on April 1, 2017 and end on March 29, 2019. Year Two TSR Performance between the Threshold Level and Maximum Level will be determined based on an interpolation between the applicable performance levels.

B-1

Performance Levels	Year Two TSR Performance	Year Two Performance Percentage
Below Threshold
Threshold
Target
Maximum

(c) Year Three.  The number of PRUs that will be earned following the last day of the Company’s fiscal year ending April 3, 2020 (“FY20”) will range from    to      of the Year Three Portion of the Target Grant, and shall be determined based upon the Company’s three-year TSR performance for FY20 as measured against the three-year TSR performance of the companies comprising the Nasdaq 100 over the same period (with the companies in the Nasdaq 100 index being comprised of those companies that make up the Nasdaq 100 index at the end of FY20 and with TSR measurements being made at the end of FY20), all as determined by the Committee and set forth in the following chart (“Year Three TSR Performance”). Three-year Company TSR performance versus three-year Nasdaq 100 TSR Performance will be calculated as the 60 trading day average of the Company’s stock price as calculated at the beginning and end of such three-year period. For the avoidance of doubt, the Year Three TSR Performance period shall begin on April 1, 2017 and end on April 3, 2020. Year Three TSR Performance between the Threshold Level and Maximum Level will be determined based on an interpolation between the applicable performance levels.

Performance Levels	Year Three TSR Performance	Year Three Performance Percentage
Below Threshold
Threshold
Target
Maximum

Nothing in this Section or elsewhere in the Agreement shall be read as allowing the Participant to earn more than                of the Target Grant during the Performance Period.

Notwithstanding anything to the contrary in this Appendix B, the Committee may make any changes in this Section 2 as it determines in its sole discretion, without the consent of any Participant consistent with Section 162(m) of the Code. For the avoidance of doubt, the EPS Performance Goals and the TSR Performance may be adjusted, without the consent of any Participant, to account for certain strategic transactions upon approval of the Committee but only if consistent with Section 162(m) of the Code.

3.  Committee Certification and Vesting of PRUs.

In order to vest in the earned the PRUs, the Participant must be employed through the end of the Performance Period except as provided in Sections 5 and 6 below.

As soon as practicable following the completion of the Performance Period (the “Performance Vesting Date”), the Committee shall determine and certify in writing the applicable Performance Levels that have been attained for the Performance Period and the applicable Performance Percentage and the number of PRUs that will vest based on the applicable Performance Percentage (subject to the Participant’s continued employment through the end of the Performance Period except as provided in Section 5 or Section 6 below). Notwithstanding the foregoing, if pursuant to Section 5, the PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested PRUs shall be binding on the Participant.

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4. Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

PRUs shall be settled as soon as reasonably practicable following the end of the Performance Period.

5. Change of Control.

In the event of a Corporate Transaction constituting a Change of Control, where the Participant’s PRUs are assumed or substituted consistent with Section 4(a) of the Award Agreement, the Participant’s PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during the Performance Period, the applicable Performance Percentage shall in all cases be            , notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change of Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Corporate Transaction constituting a Change of Control, where the successor corporation fails to assume the Participant’s PRUs or substitute an equivalent award such that Section 4(b) of the Notice of Grant applies and the Award expires, the PRUs will accelerate and become immediately payable with a Performance Percentage of            , notwithstanding any other higher performance then-predicted or expected.

6. Death, Disability and Involuntary Termination.

If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason prior to the end of FY18, the PRUs shall be immediately cancelled without consideration.

If a Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates by reason of death, Disability or an Involuntary Termination during the Performance Period, and provided that the Participant returns and makes effective a general release of claims in favor of the Company (and any majority or greater owned subsidiary) within 60 days following such termination of employment, then the number of PRUs will vest and be earned by the Participant as follows: (i) if the termination occurs in FY19, the PRUs will accelerate and become immediately payable based            on the extent to which the EPS Performance Goal has been achieved, multiplied by the applicable Proration Factor and (ii) if the termination occurs in FY20, the PRUs will accelerate and become immediately payable based            on the extent to which the EPS Performance Goal has been achieved and            on the extent to which the Year 2 TSR Performance has been achieved, in each case multiplied by the applicable Proration Factor.

For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute a Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

7. Restatement of Financial Results

All benefits hereunder shall be subject to any clawback policy adopted by the Board or required by law.

8. Section 409A of the Code

Notwithstanding the other provisions hereof, this Performance Based Restricted Stock Unit Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Performance Based Restricted Stock Unit Agreement shall be interpreted to avoid any penalty sanctions

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under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a termination of employment under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may Participant directly or indirectly, designate the calendar year of payment.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or the Performance Based Restricted Stock Unit Agreement.

9. Definitions

(a) Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) gross negligence or willful misconduct in the performance of duties to the Company (other than as a result of a disability) that has resulted or is likely to result in substantial and material damage to the Company, after a demand for substantial performance is delivered by the Company which specifically identifies the manner in which it believes the individual has not substantially performed his/her duties and provides the individual with a reasonable opportunity to cure any alleged gross negligence or willful misconduct; (ii) commission of any act of fraud with respect to the Company or its affiliates; or (iii) conviction of a felony or a crime involving moral turpitude causing material harm to the business and affairs of the Company.

(b) Change of Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time

(c) EPS shall be computed as non-GAAP net income, calculated in the manner consistent with the annual financial plan presented to and approved by the Board of Directors, divided by    million fully diluted shares as set forth in Appendix B Section 2(a). Non-GAAP net income shall be calculated as GAAP profit before tax reflected in the Company’s condensed consolidated statements of operations as adjusted for the following items: the impact from business combination accounting entries (such as deferred revenue fair value adjustments, and inventory fair value adjustments), stock-based compensation expense, restructuring, separation, transition and other related charges, integration and acquisition expenses, charges related to the amortization of intangible assets and acquired product rights, impairments of assets, income or loss from discontinued operations, non-cash interest expense and amortization of debt issuance costs and certain other items that are not included in the Company’s non-GAAP results, further adjusted to reflect the Company’s expected ongoing core tax rate, all calculated based on the applicable fiscal year plan level exchange rates.

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(d) Executive Retention Plan shall mean the Symantec Executive Retention Plan as in effect on the date of this Agreement and as hereafter amended from time to time.

(e) Involuntary Termination shall mean (i) the Participant’s termination of employment by the Company without Cause or (ii) if the Participant participates in the Executive Retention Plan, a Constructive Termination (as defined and applicable to the Participant pursuant to the terms of the Executive Retention Plan).

(f) Proration Factor shall mean a percentage, determined by the quotient of the following: the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing on the earlier of (x) the Award Date, or (y) if the Award Date occurred in June or July 2017, the first date after April 1, 2017 during which the Participant was employed by the Company (the “Start Date”), and ending on the date of termination of employment, and the denominator of which is the number of calendar months rounded up to the next whole month between the Start Date and April 3, 2020, up to a maximum of thirty-six (36) months.

(g) TSR shall mean the change in stock price over the applicable period (measured using a 60 trading day average stock price at the beginning and end of the applicable period) plus the value of dividends provided in the respective period. The TSR results shall be expressed as an annualized return, or compound annual growth rate (CAGR).

(h) Target Grant shall mean the number of shares of Common Stock associated with the PRU grant as determined by the Committee, assuming a Performance Percentage of     .

(i) Year One Portion of the Target Grant shall be equal to                of the Target Grant.

(j) Year Two Portion of the Target Grant shall be equal to                of the Target Grant.

(k) Year Three Portion of the Target Grant shall be equal to (i)                 of the Target Grant plus (ii) the difference between the number of PRUs earned at the end of year Two, pursuant to Section 2(b) of Appendix B of this Agreement, and the Year Two Portion of the Target Grant.

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APPENDIX C

ADDITIONAL PROVISIONS

1.           Nature of the Grant. In signing this Agreement, the Participant acknowledges that:

a.            the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

b.            the grant of PRUs is voluntary and occasional and does not create any contractual or other right to receive future awards of PRUs, or benefits in lieu of PRUs even if PRUs have been awarded repeatedly in the past;

c.            all decisions with respect to future grants of PRUs, if any, will be at the sole discretion of the Company;

d.            the Participant’s participation in the Plan is voluntary;

e.            the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;

f.            PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and PRUs are outside the scope of the Participant’s employment contract, if any;

g.            PRUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

h.            in the event that Participant is not an employee of the Company, the grant of PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of PRUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;

i.            the future value of the underlying Shares is unknown and cannot be predicted with certainty;

j.            if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of PRUs may increase or decrease in value; and

k.            in consideration of the grant of PRUs, no claim or entitlement to compensation or damages arises from termination of the PRUs or diminution in value of the PRUs or Shares received upon vesting of PRUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.

2.           Data Privacy Notice and Consent.

a.            The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

b.            The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PRUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

c.             The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the PRUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

3.           Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

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[FORM OF FY19 PRU AWARD AGREEMENT – EPS]

SYMANTEC CORPORATION

PERFORMANCE BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

RECITALS

A.

The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.

B.

The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this Performance Based Restricted Stock Unit Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Performance Based Restricted Stock Units (each, an “EPS PRU”).

C.	All capitalized terms in this Agreement shall have the meaning assigned to them in Appendix A or B attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Performance Based Restricted Stock Units. The Company hereby awards to the Participant EPS PRUs under the Plan. Each EPS PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix B (each, a “Share”), subject to the provisions of this Agreement (including any Appendices hereto). The number of Shares subject to this Award, the applicable vesting schedule for the EPS PRUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement (including any Appendices hereto).

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Grant of Award (the “Notice of Grant”).

Vesting Schedule:

The Shares shall vest pursuant to the schedule set forth on Appendix B hereto.

Subject to the provisions of Appendix B hereto, the Shares that may be earned on each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional Shares shall vest following the Participant’s Termination.

Issuance Schedule

The Shares in which the Participant vests shall be issuable as set forth in Paragraph 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix B.

2.

Limited Transferability. This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.

Cessation of Service. Subject to the provisions of Appendix B hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the EPS PRUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled EPS PRUs and the Participant’s right to receive EPS PRUs and vest under the Plan in respect thereof, if any, will terminate effective as of the date that the Participant is no longer actively providing service. For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

4.	Corporate Transaction. Subject to the provisions of Appendix B hereto:

a.    In the event of a Corporate Transaction, any or all outstanding EPS PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the EPS PRUs).

b.    In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.

c.    Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these EPS PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.    This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.

Adjustment in Shares. Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without

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consideration, or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

6.	Issuance of Shares of Common Stock.

a.    As soon as practicable following the applicable vesting date of any portion of the EPS PRU (including the date (if any) on which vesting of any portion of this EPS PRU accelerates), the Company shall issue to, or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2 1⁄2) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs.

b.    If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

c.    In no event shall fractional Shares be issued.

d.    The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the EPS PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

7.

Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (1) in the event the EPS PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its

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Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations up to the maximum statutory amount. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arise that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arise prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.

8.	Compliance with Laws and Regulations.

a.    The issuance of shares of Common Stock pursuant to the EPS PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto, and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.    The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.

Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.

10.

Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.

Construction. This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the EPS PRU.

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12.

Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to, and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

13.

Excess Shares. If the Shares covered by this Agreement exceed, as of the date the EPS PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.

Employment At-Will. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.

15.

Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16.

Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, EPS PRUs granted under the Plan or future PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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IN WITNESS WHEREOF, the parties have executed this Agreement on this          date of                     , 201    .

SYMANTEC CORPORATION
By:

Title:

Address:

PARTICIPANT
Signature:

Address:

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APPENDIX A

DEFINITIONS

The following definitions shall be in effect under the Agreement:

1.    Agreement shall mean this Performance Based Restricted Stock Unit Award Agreement.

2.	Award shall mean the award of EPS PRUs made to the Participant pursuant to the terms of this Agreement.

3.	Award Date shall mean the date the EPS PRUs are granted to Participant pursuant to the Agreement and shall be the date indicated in the Notice of Grant.

4.    Code shall mean the Internal Revenue Code of 1986, as amended.

5.	Committee shall mean the Compensation and Leadership Development Committee of the Company Board of Directors.

6.	Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)

a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)

a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)

any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

7.	Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.

8.	Notice of Grant shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company,

A-1

providing Participant with notice of the issuance of an EPS PRU award pursuant to the Plan and terms of this Agreement.

9.	Participant shall mean the person named in the Notice of Grant relating to the EPS PRUs covered by this Agreement.

10. Plan shall mean the Company’s 2013 Equity Incentive Plan, as the same may be amended from time to time.

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APPENDIX B

PERFORMANCE SCHEDULE

The number of EPS PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in Appendix A or B shall have the meaning ascribed to them in the Plan.

1.  Grant of EPS Performance Based Restricted Stock Units.

Subject to the terms and conditions of the Agreement, the Notice of Grant and the Plan, the Company hereby grants to the Participant a number of EPS PRUs set forth in the Notice of Grant, subject to vesting terms as set forth below.

2.  Performance Metrics.

The Participant can earn the EPS PRUs based on the Company’s performance over its fiscal year ending March 29, 2019 (“FY19”), referred to as the “Performance Period.”

Earnings per Share (EPS).  The number of EPS PRUs that may be earned will range from    % to    % of the EPS Target Grant, and shall be determined based upon the Company’s achievement of the EPS performance goal for FY19, as determined by the Committee at each level set forth in the following chart (“EPS Performance Goal”). EPS calculations shall be based on                million fully diluted shares. EPS performance between the Threshold Level and the Maximum Level as set forth in following chart (the “EPS Performance Percentage”) will be determined based on linear interpolation between the applicable Performance Levels.

Performance Levels	EPS Performance Goal	EPS Performance Percentage

Below Threshold Level

Threshold Level

Level A

Level B

Target Level

Level C

Maximum Level

Nothing in this Section or elsewhere in the Agreement shall be read as allowing the Participant to earn more than                of the Target Grant during the Performance Period.

Notwithstanding anything to the contrary in this Appendix B, the Committee may make any changes in this Section 2 as it determines in its sole discretion, without the consent of any Participant. For the avoidance of doubt, without the consent of any Participant, the Committee may, in its discretion, adjust the EPS Performance Goal to account for strategic transactions to the extent the Committee determines to be reasonable or appropriate.

3. Committee Certification and Vesting of EPS PRUs.

As soon as practicable following the completion of the Performance Period, the Committee shall determine and certify in writing the Performance Level that has been attained for the Performance Period, the EPS Performance Percentage and the number of EPS PRUs that will be eligible to vest based on the applicable EPS Performance Percentage. Notwithstanding the foregoing, if pursuant to Section 5, the EPS PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the EPS PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested EPS PRUs shall be binding on the Participant.

The earned EPS PRUs will vest with respect to    of the underlying Shares on March 30, 2019, and with respect to    of the underlying Shares on April 4, 2020 (each a “Performance Vesting Date”), subject to (i) the Committee’s certification as set forth above and (ii) the Participant’s continued employment through each applicable Performance Vesting Date, except as provided in Sections 5 and 6 below.

4. Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

The EPS PRUs, to the extent vested, shall be settled as soon as reasonably practicable following the applicable Performance Vesting Date.

5. Change of Control.

In the event of a Corporate Transaction constituting a Change of Control, where the Participant’s EPS PRUs are assumed or substituted consistent with Section 4(a) of the Award Agreement, the Participant’s EPS PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during the Performance Period, the applicable EPS Performance Percentage shall in all cases be 100%, notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change of Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Corporate Transaction constituting a Change of Control, where the successor corporation fails to assume the Participant’s EPS PRUs or substitute an equivalent award such that Section 4(b) of the Notice of Grant applies and the Award expires, the EPS PRUs will accelerate and become immediately payable with an EPS Performance Percentage of 100%, notwithstanding any other higher performance then-predicted or expected.

6. Termination.

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If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason on or prior to a Performance Vesting Date, any unvested portion of the EPS PRUs shall be immediately cancelled without consideration.

For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute a Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

7. Exercise of Negative Discretion

Notwithstanding anything to the contrary in this Appendix B, the Committee may, without the consent of any Participant, exercise negative discretion so as to reduce by up to    (    %) the amount of EPS PRUs or the number of Shares to be delivered in connection therewith to the extent it determines to be reasonable or appropriate; provided, however, that such determination is made as soon as administratively practicable following the completion of the Performance Period.

8. Forfeiture and Clawback Provision

All benefits hereunder shall be subject to the provisions of any recoupment or clawback policy adopted by the Board or required by law, including but not limited to, any requirement to recoup or require forfeiture of any Covered Amounts as a result of a financial restatement by the Company due to fraud or intentional misconduct to the extent such Covered Amounts would not have been granted, vested, paid or otherwise received had the financial results been calculated based on the Company’s financial statements as restated.

In addition, the Board or Committee shall, in such circumstances as it deems appropriate, recoup or require forfeiture of any Covered Amounts in the event of (i) the Participant’s act or omission resulting in a violation of the Company’s Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers or other Company policy, provided that such act or omission occurs following the effective date of the applicable Code or policy, or any amendment to such Code or policy; (ii) the adjustment of quarterly or annual financial statements (whether audited or unaudited) for any of the Company’s fiscal years during the Performance Period to correct one or more errors that have a material impact on the Company’s EPS; or (iii) a recommendation by the Company’s Board or Audit Committee as the result of any ongoing internal investigation.

The Covered Amounts subject to recoupment or forfeiture pursuant to the foregoing shall include the amounts received by the Participant pursuant to this Award under this Agreement, including (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or settlement of any Award granted hereunder, or upon the receipt or resale of any Shares underlying the Award and (ii) any unvested or unsettled Award (A) in the case of any adjustment or restatement of the Company’s financial statements (including a correction of the Company’s EPS), during the three-year period preceding the date on which the Company determined, or if later first disclosed, that it is or will be preparing an adjustment or restatement; or (B) in the case of any fraud, misconduct, act or omission by the Participant, during the three-year period preceding the date of such fraud, misconduct, act or omission, as determined by the Board or a committee thereof.

B-3

9. Section 409A of the Code

Notwithstanding the other provisions hereof, this Performance Based Restricted Stock Unit Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Performance Based Restricted Stock Unit Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a termination of employment under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may Participant directly or indirectly, designate the calendar year of payment.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or the Performance Based Restricted Stock Unit Agreement.

10. Definitions

(a).    Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) failure to perform, to the reasonable satisfaction of the Company, the Participant’s duties and/or responsibilities, as assigned or delegated by the Company; (ii) commission of a felony or crime of moral turpitude, including but not limited to embezzlement or fraud; (iii) material breach of the terms of the Participant’s employment agreement, confidentiality and intellectual property agreement or any other agreement by and between the Participant and the Company; (iv) commission of any act of dishonesty, misconduct or fraud in any way impacting the Company, its clients, or its affiliates; (v) any misconduct which brings the Company into disrepute, including conduct that injures or impairs the Company’s business prospects, reputation or standing in the community; or (vi) violation of Company policies, including, without limitation, any violation of the Company’s Code of Conduct and Global Workforce Inclusion Policies; provided, however, that the Company shall allow Participant a reasonable opportunity (but not in excess of 10 calendar days) to cure, to the reasonable satisfaction of the Company, any act or omission applicable to part (i), (iii), or (vi) above, if curable in the Company’s determination; provided, further, that it is understood that willful or grossly negligent acts or omissions will not be curable.

(b).    Change of Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred

B-4

compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(c).    EPS shall be computed as non-GAAP net income, calculated in the manner consistent with the annual financial plan presented to and approved by the Board of Directors, divided by                million fully diluted shares as set forth in Appendix B Section 2. Non-GAAP net income shall be calculated as GAAP profit before tax reflected in the Company’s condensed consolidated statements of operations as adjusted for the following items: the impact from business combination accounting entries (such as deferred revenue fair value adjustments, and inventory fair value adjustments), stock-based compensation expense, restructuring, separation, transition and other related charges, integration and acquisition expenses, charges related to the amortization of intangible assets and acquired product rights, impairments of assets, income or loss from discontinued operations, non-cash interest expense, income or loss from equity method investments and amortization of debt issuance costs and certain other items that are not included in the Company’s non-GAAP results, and applying the effective tax rate of 20.4%, all calculated based on the applicable fiscal year plan level exchange rates. For the avoidance of doubt, EPS shall be calculated under the Company’s methodology for revenue recognition and amortizing commissions expenses in effect at the end of fiscal year 2018.

(d).    EPS Target Grant shall mean the number of shares of Common Stock associated with the EPS PRU grant as determined by the Committee, assuming an EPS Performance Percentage of    %.

(e).    Executive Retention Plan shall mean the Symantec Executive Retention Plan as in effect on the date of this Agreement and as hereafter amended from time to time.

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APPENDIX C

ADDITIONAL PROVISIONS

1.          Nature of the Grant. In signing this Agreement, the Participant acknowledges that:

a.            the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

b.            the grant of EPS PRUs is voluntary and occasional and does not create any contractual or other right to receive future awards of EPS PRUs, or benefits in lieu of EPS PRUs even if EPS PRUs have been awarded repeatedly in the past;

c.            all decisions with respect to future grants of EPS PRUs, if any, will be at the sole discretion of the Company;

d.            the Participant’s participation in the Plan is voluntary;

e.            the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;

f.            EPS PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and EPS PRUs are outside the scope of the Participant’s employment contract, if any;

g.            EPS PRUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

h.            in the event that Participant is not an employee of the Company, the grant of EPS PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of EPS PRUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;

i.             the future value of the underlying Shares is unknown and cannot be predicted with certainty;

j.            if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of PRUs may increase or decrease in value; and

k.            in consideration of the grant of EPS PRUs, no claim or entitlement to compensation or damages arises from termination of the EPS PRUs or diminution in value of the EPS PRUs or Shares received upon vesting of EPS PRUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.

2.          Data Privacy Notice and Consent.

a.            The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

b.            The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PRUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

c.             The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the EPS PRUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

3.          Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

2

[FY19 PRU AWARD AGREEMENT – FCF]

SYMANTEC CORPORATION

PERFORMANCE BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

RECITALS

A.

The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.

B.

The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this Performance Based Restricted Stock Unit Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Performance Based Restricted Stock Units (each, an “FCF PRU”).

C.	All capitalized terms in this Agreement shall have the meaning assigned to them in Appendix A or B attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Performance Based Restricted Stock Units.    The Company hereby awards to the Participant FCF PRUs under the Plan. Each FCF PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix B (each, a “Share”), subject to the provisions of this Agreement (including any Appendices hereto). The number of Shares subject to this Award, the applicable vesting schedule for the FCF PRUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement (including any Appendices hereto).

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Grant of Award (the “Notice of Grant”).

Vesting Schedule:

The Shares shall vest pursuant to the schedule set forth on Appendix B hereto.

Subject to the provisions of Appendix B hereto, the Shares that may be earned on each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional Shares shall vest following the Participant’s Termination.

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Issuance Schedule

The Shares in which the Participant vests shall be issuable as set forth in Paragraph 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix B.

2.

Limited Transferability.    This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.

Cessation of Service.    Subject to the provisions of Appendix B hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the FCF PRUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled FCF PRUs and the Participant’s right to receive FCF PRUs and vest under the Plan in respect thereof, if any, will terminate effective as of the date that the Participant is no longer actively providing service. For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

4.	Corporate Transaction. Subject to the provisions of Appendix B hereto:

a.    In the event of a Corporate Transaction, any or all outstanding FCF PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the FCF PRUs).

b.    In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.

c.    Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these FCF PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.    This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.

Adjustment in Shares.    Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without

4

consideration, or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

6.	Issuance of Shares of Common Stock.

a.    As soon as practicable following the applicable vesting date of any portion of the FCF PRU (including the date (if any) on which vesting of any portion of this FCF PRU accelerates), the Company shall issue to, or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2 1⁄2) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs.

b.    If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

c.    In no event shall fractional Shares be issued.

d.    The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the FCF PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

7.

Tax Obligations.    The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (1) in the event the FCF PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its

5

Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations up to the maximum statutory amount. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arise that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arise prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.

8.	Compliance with Laws and Regulations.

a.    The issuance of shares of Common Stock pursuant to the FCF PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto, and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.    The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.

Successors and Assigns.    Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.

10.

Notices.    Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.

Construction.    This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the FCF PRU.

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12.

Governing Law.    The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to, and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

13.

Excess Shares.    If the Shares covered by this Agreement exceed, as of the date the FCF PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.

Employment At-Will.    Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.

15.

Severability.    The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16.

Electronic Delivery.    The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, FCF PRUs granted under the Plan or future PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.

Imposition of Other Requirements.    The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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IN WITNESS WHEREOF, the parties have executed this Agreement on this          date of                     , 201    .

SYMANTEC CORPORATION
By:

Title:

Address:

PARTICIPANT
Signature:

Address:

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APPENDIX A

DEFINITIONS

The following definitions shall be in effect under the Agreement:

1.	Agreement shall mean this Performance Based Restricted Stock Unit Award Agreement.

2.	Award shall mean the award of FCF PRUs made to the Participant pursuant to the terms of this Agreement.

3.	Award Date shall mean the date the FCF PRUs are granted to Participant pursuant to the Agreement and shall be the date indicated in the Notice of Grant.

4.	Code shall mean the Internal Revenue Code of 1986, as amended.

5.	Committee shall mean the Compensation and Leadership Development Committee of the Company Board of Directors.

6.	Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)

a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)

a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)

any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

7.	Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.

8.	Notice of Grant shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company,

A-1

providing Participant with notice of the issuance of an FCF PRU award pursuant to the Plan and terms of this Agreement.

9.	Participant shall mean the person named in the Notice of Grant relating to the FCF PRUs covered by this Agreement.

10.	Plan shall mean the Company’s 2013 Equity Incentive Plan, as the same may be amended from time to time.

A-2

APPENDIX B

PERFORMANCE SCHEDULE

The number of FCF PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in Appendix A or B shall have the meaning ascribed to them in the Plan.

1. Grant of FCF Performance Based Restricted Stock Units.

Subject to the terms and conditions of the Agreement, the Notice of Grant and the Plan, the Company hereby grants to the Participant a number of FCF PRUs set forth in the Notice of Grant, subject to vesting terms as set forth below.

2. Performance Metrics.

The Participant can earn the FCF PRUs based on the Company’s performance over its fiscal year ending March 29, 2019 (“FY19”), referred to as the “Performance Period.”

Free Cash Flow (FCF). The number of FCF PRUs that may be earned will range from    % to    % of the FCF Target Grant, and shall be determined based upon the Company’s achievement of the FCF performance goal for FY19, as determined by the Committee at each level set forth in the following chart (“FCF Performance Goal”). FCF performance between the Threshold Level and the Maximum Level as set forth in following chart (the “FCF Performance Percentage”) will be determined based on linear interpolation between the applicable Performance Levels.

Performance Levels	FCF Performance Goal ($) (millions)	FCF Performance Percentage
Below Threshold Level
Threshold Level
Level A
Level B
Target Level
Level C
Maximum Level

Nothing in this Section or elsewhere in the Agreement shall be read as allowing the Participant to earn more than        of the Target Grant during the Performance Period.

Notwithstanding anything to the contrary in this Appendix B, the Committee may make any changes in this Section 2 as it determines in its sole discretion, without the consent of any Participant. For the avoidance of doubt, without the consent of any Participant, the Committee may, in its discretion, adjust the FCF Performance Goal to account for strategic transactions to the extent the Committee determines to be reasonable or appropriate.

3. Committee Certification and Vesting of FCF PRUs.

As soon as practicable following the completion of the Performance Period, the Committee shall determine and certify in writing the Performance Level that has been attained for the Performance Period, the FCF Performance Percentage and the number of FCF PRUs that will be eligible to vest based on the FCF Performance Percentage. Notwithstanding the foregoing, if pursuant to Section 5, the FCF PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the FCF PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested PRUs shall be binding on the Participant.

The earned FCF PRUs will vest with respect to                of the underlying Shares on March 30, 2019, and with respect to                of the underlying Shares on April 4, 2020 (each a “Performance Vesting Date”), subject to (i) the Committee’s certification as set forth above and (ii) the Participant’s continued employment through each applicable Performance Vesting Date, except as provided in Sections 5 and 6 below.

4. Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

The FCF PRUs, to the extent vested, shall be settled as soon as reasonably practicable following the applicable Performance Vesting Date.

5. Change of Control.

In the event of a Corporate Transaction constituting a Change of Control, where the Participant’s FCF PRUs are assumed or substituted consistent with Section 4(a) of the Award Agreement, the Participant’s FCF PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during the Performance Period, the applicable FCF Performance Percentage shall in all cases be 100%, notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change of Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Corporate Transaction constituting a Change of Control, where the successor corporation fails to assume the Participant’s FCF PRUs or substitute an equivalent award such that Section 4(b) of the Notice of Grant applies and the Award expires, the FCF PRUs will accelerate and become immediately payable with an FCF Performance Percentage of 100%, notwithstanding any other higher performance then-predicted or expected.

6. Termination.

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If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason on or prior to a Performance Vesting Date, any unvested portion of the FCF PRUs shall be immediately cancelled without consideration.

For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute a Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

7. Exercise of Negative Discretion

Notwithstanding anything to the contrary in this Appendix B, the Committee may, without the consent of any Participant, exercise negative discretion so as to reduce by up to                percent (    %) the amount of FCF PRUs or the number of Shares to be delivered in connection therewith to the extent it determines to be reasonable or appropriate; provided, however, that such determination is made as soon as administratively practicable following the completion of the Performance Period.

8. Forfeiture and Clawback Provision

All benefits hereunder shall be subject to the provisions of any recoupment or clawback policy adopted by the Board or required by law, including but not limited to, any requirement to recoup or require forfeiture of any Covered Amounts as a result of a financial restatement by the Company due to fraud or intentional misconduct to the extent such Covered Amounts would not have been granted, vested, paid or otherwise received had the financial results been calculated based on the Company’s financial statements as restated.

In addition, the Board or Committee shall, in such circumstances as it deems appropriate, recoup or require forfeiture of any Covered Amounts in the event of (i) the Participant’s act or omission resulting in a violation of the Company’s Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers or other Company policy, provided that such act or omission occurs following the effective date of the applicable Code or policy, or any amendment to such Code or policy; (ii) the adjustment of quarterly or annual financial statements (whether audited or unaudited) for any of the Company’s fiscal years during the Performance Period to correct one or more errors that have a material impact on the Company’s FCF; or (iii) a recommendation by the Company’s Board or Audit Committee as the result of any ongoing internal investigation.

The Covered Amounts subject to recoupment or forfeiture pursuant to the foregoing shall include the amounts received by the Participant pursuant to this Award under this Agreement, including (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or settlement of any Award granted hereunder, or upon the receipt or resale of any Shares underlying the Award and (ii) any unvested or unsettled Award (A) in the case of any adjustment or restatement of the Company’s financial statements (including a correction of the Company’s FCF), during the three-year period preceding the date on which the Company determined, or if later first disclosed, that it is or will be preparing an adjustment or restatement; or (B) in the case of any fraud, misconduct, act or omission by the Participant, during the three-year period preceding the date of such fraud, misconduct, act or omission, as determined by the Board or a committee thereof.

B-3

9. Section 409A of the Code

Notwithstanding the other provisions hereof, this Performance Based Restricted Stock Unit Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Performance Based Restricted Stock Unit Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a termination of employment under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may Participant directly or indirectly, designate the calendar year of payment.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or the Performance Based Restricted Stock Unit Agreement.

10. Definitions

(a).  Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) failure to perform, to the reasonable satisfaction of the Company, the Participant’s duties and/or responsibilities, as assigned or delegated by the Company; (ii) commission of a felony or crime of moral turpitude, including but not limited to embezzlement or fraud; (iii) material breach of the terms of the Participant’s employment agreement, confidentiality and intellectual property agreement or any other agreement by and between the Participant and the Company; (iv) commission of any act of dishonesty, misconduct or fraud in any way impacting the Company, its clients, or its affiliates; (v) any misconduct which brings the Company into disrepute, including conduct that injures or impairs the Company’s business prospects, reputation or standing in the community; or (vi) violation of Company policies, including, without limitation, any violation of the Company’s Code of Conduct and Global Workforce Inclusion Policies; provided, however, that the Company shall allow Participant a reasonable opportunity (but not in excess of 10 calendar days) to cure, to the reasonable satisfaction of the Company, any act or omission applicable to part (i), (iii), or (vi) above, if curable in the Company’s determination; provided, further, that it is understood that willful or grossly negligent acts or omissions will not be curable.

(b).  Change of Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred

B-4

compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(c).  Executive Retention Plan shall mean the Symantec Executive Retention Plan as in effect on the date of this Agreement and as hereafter amended from time to time.

(d).  FCF shall be computed as cash from operating activities less capital expenditures, as reported in the Company’s audited financial statements.

(e).  FCF Target Grant shall mean the number of shares of Common Stock associated with the FCF PRU grant as determined by the Committee, assuming an FCF Performance Percentage of    %.

B-5

APPENDIX C

ADDITIONAL PROVISIONS

1.          Nature of the Grant.    In signing this Agreement, the Participant acknowledges that:

a.            the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

b.            the grant of FCF PRUs is voluntary and occasional and does not create any contractual or other right to receive future awards of FCF PRUs, or benefits in lieu of FCF PRUs even if FCF PRUs have been awarded repeatedly in the past;

c.            all decisions with respect to future grants of FCF PRUs, if any, will be at the sole discretion of the Company;

d.            the Participant’s participation in the Plan is voluntary;

e.            the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;

f.            FCF PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and FCF PRUs are outside the scope of the Participant’s employment contract, if any;

g.            FCF PRUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

h.            in the event that Participant is not an employee of the Company, the grant of FCF PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of FCF PRUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;

i.             the future value of the underlying Shares is unknown and cannot be predicted with certainty;

j.            if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of PRUs may increase or decrease in value; and

k.            in consideration of the grant of FCF PRUs, no claim or entitlement to compensation or damages arises from termination of the FCF PRUs or diminution in value of the FCF PRUs or Shares received upon vesting of FCF PRUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.

2.          Data Privacy Notice and Consent.

a.            The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

b.            The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PRUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

c.             The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the FCF PRUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

3.          Language.    If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

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[FY19 PRU AWARD AGREEMENT – TSR]

SYMANTEC CORPORATION

PERFORMANCE BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

RECITALS

A.

The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.

B.

The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this Performance Based Restricted Stock Unit Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Performance Based Restricted Stock Units (each, a “TSR PRU”).

C.	All capitalized terms in this Agreement shall have the meaning assigned to them in Appendix A or B attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Performance Based Restricted Stock Units.    The Company hereby awards to the Participant TSR PRUs under the Plan. Each TSR PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix B (each, a “Share”), subject to the provisions of this Agreement (including any Appendices hereto). The number of Shares subject to this Award, the applicable vesting schedule for the TSR PRUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement (including any Appendices hereto).

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Grant of Award (the “Notice of Grant”).

Vesting Schedule:

The Shares shall vest pursuant to the schedule set forth on Appendix B hereto.

Subject to the provisions of Appendix B hereto, the Shares that may be earned on each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional Shares shall vest following the Participant’s Termination.

3

Issuance Schedule

The Shares in which the Participant vests shall be issuable as set forth in Paragraph 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix B.

2.

Limited Transferability.    This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.

Cessation of Service.    Subject to the provisions of Appendix B hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the TSR PRUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled TSR PRUs and the Participant’s right to receive TSR PRUs and vest under the Plan in respect thereof, if any, will terminate effective as of the date that the Participant is no longer actively providing service. For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

4.	Corporate Transaction. Subject to the provisions of Appendix B hereto:

a.    In the event of a Corporate Transaction, any or all outstanding TSR PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the TSR PRUs).

b.    In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.

c.    Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these TSR PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.    This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.

Adjustment in Shares.    Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without

4

consideration, or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

6.	Issuance of Shares of Common Stock.

a.    As soon as practicable following the applicable vesting date of any portion of the TSR PRU (including the date (if any) on which vesting of any portion of this TSR PRU accelerates), the Company shall issue to, or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2 1⁄2) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs.

b.    If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.

c.    In no event shall fractional Shares be issued.

d.    The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the TSR PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

7.

Tax Obligations.    The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (1) in the event the TSR PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its

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Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations up to the maximum statutory amount. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arise that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arise prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.

8.	Compliance with Laws and Regulations.

a.    The issuance of shares of Common Stock pursuant to the TSR PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto, and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.    The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.

Successors and Assigns.    Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.

10.

Notices.    Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.

Construction.    This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the TSR PRU.

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12.

Governing Law.    The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to, and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

13.

Excess Shares.    If the Shares covered by this Agreement exceed, as of the date the TSR PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.

Employment At-Will.    Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.

15.

Severability.    The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16.

Electronic Delivery.    The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, TSR PRUs granted under the Plan or future PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.

Imposition of Other Requirements.    The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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IN WITNESS WHEREOF, the parties have executed this Agreement on this          date of                     , 201    .

SYMANTEC CORPORATION
By:

Title:

Address:

PARTICIPANT
Signature:

Address:

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APPENDIX A

DEFINITIONS

The following definitions shall be in effect under the Agreement:

1.	Agreement shall mean this Performance Based Restricted Stock Unit Award Agreement.

2.	Award shall mean the award of TSR PRUs made to the Participant pursuant to the terms of this Agreement.

3.	Award Date shall mean the date the TSR PRUs are granted to Participant pursuant to the Agreement and shall be the date indicated in the Notice of Grant.

4.	Code shall mean the Internal Revenue Code of 1986, as amended.

5.	Committee shall mean the Compensation and Leadership Development Committee of the Company Board of Directors.

6.	Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)

a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)

a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)

any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

7.	Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.

8.	Notice of Grant shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company,

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providing Participant with notice of the issuance of a TSR PRU award pursuant to the Plan and terms of this Agreement.

9.	Participant shall mean the person named in the Notice of Grant relating to the TSR PRUs covered by this Agreement.

10.	Plan shall mean the Company’s 2013 Equity Incentive Plan, as the same may be amended from time to time.

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APPENDIX B

PERFORMANCE SCHEDULE

The number of TSR PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in Appendix A or B shall have the meaning ascribed to them in the Plan.

1. Grant of TSR Performance Based Restricted Stock Units.

Subject to the terms and conditions of the Agreement, the Notice of Grant and the Plan, the Company hereby grants to the Participant a number of TSR PRUs set forth in the Notice of Grant, subject to vesting terms as set forth below.

2. Performance Metrics.

The Participant can earn the TSR PRUs based on the Company’s performance over the three year fiscal period beginning on March 31, 2018 and ending April 2, 2021 (“FY21”), referred to as the “Performance Period.”

Total Shareholder Return (TSR). The number of TSR PRUs that may be earned following the last day of FY21 will range from    % to    % of the TSR Target Grant, and shall be determined based upon the Company’s three-year TSR performance for FY21 as measured against the three-year TSR performance of the companies comprising the Nasdaq 100 over the same period (with the companies in the Nasdaq 100 index being comprised of those companies that make up the Nasdaq 100 index at the end of FY21 and with TSR measurements being made at the end of FY21), all as determined by the Committee and set forth in the following chart (“TSR Performance”). Three-year Company TSR performance versus three-year Nasdaq 100 TSR Performance will be calculated as the 60 trading day average of the Company’s stock price at the beginning and end of such three-year period. For the avoidance of doubt, the TSR Performance period shall begin on March 31, 2018 and end on April 2, 2021. TSR Performance between the Threshold Level and Maximum Level will be determined based on a linear interpolation between the applicable performance levels.

Performance Levels	TSR Performance	TSR Performance Percentage
Below Threshold Level
Threshold Level
Target Level
Maximum Level

Nothing in this Section or elsewhere in the Agreement shall be read as allowing the Participant to earn more than                 of the Target Grant during the Performance Period.

Notwithstanding anything to the contrary in this Appendix B, the Committee may make any changes in this Section 2 as it determines in its sole discretion, without the consent of any Participant. For the avoidance of doubt, without the consent of any Participant, the Committee may, in its discretion, adjust the TSR Performance Goal to account for strategic transactions to the extent the Committee determines to be reasonable or appropriate.

3. Committee Certification and Vesting of TSR PRUs.

As soon as practicable following the completion of the Performance Period, the Committee shall determine and certify in writing the Performance Level that has been attained, the TSR Performance Percentage and the number of TSR PRUs that will be eligible to vest based on the TSR Performance Percentage. Notwithstanding the foregoing, if pursuant to Section 5, the TSR PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the TSR PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested TSR PRUs shall be binding on the Participant.

The earned TSR PRUs will vest on the day following the last day of the Performance Period, subject to (i) Committee certification as set forth above and (ii) the Participant’s continued employment through the day following the last day of the Performance Period, except as provided in Sections 5 and 6 below, and (ii) Committee certification as set forth above.

4. Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

The TSR PRUs, to the extent vested, shall be settled as soon as reasonably practicable following the end of the Performance Period.

5. Change of Control.

In the event of a Corporate Transaction constituting a Change of Control, where the Participant’s TSR PRUs are assumed or substituted consistent with Section 4(a) of the Award Agreement, the Participant’s TSR PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during the Performance Period, the applicable TSR Performance Percentage shall in all cases be 100%, notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change of Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Corporate Transaction constituting a Change of Control, where the successor corporation fails to assume the Participant’s TSR PRUs or substitute an equivalent award such that Section 4(b) of the Notice of Grant applies and the Award expires, the TSR PRUs will accelerate and become immediately payable with a TSR Performance Percentage of 100%, notwithstanding any other higher performance then-predicted or expected.

6. Termination.

If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason on or prior to the last day of FY21, the TSR PRUs shall be immediately cancelled without consideration.

For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute a Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.

7. Exercise of Negative Discretion

Notwithstanding anything to the contrary in this Appendix B, the Committee may, without the consent of any Participant, exercise negative discretion so as to reduce by up to                percent    the amount of TSR PRUs or the number of Shares to be delivered in connection therewith to the extent it determines to be reasonable or appropriate; provided, however, that such determination is made as soon as administratively practicable following the completion of the Performance Period.

8. Forfeiture and Clawback Provision

All benefits hereunder shall be subject to the provisions of any recoupment or clawback policy adopted by the Board or required by law, including but not limited to, any requirement to recoup or require forfeiture of any Covered Amounts as a result of a financial restatement by the Company due to fraud or intentional misconduct to the extent such Covered Amounts would not have been granted, vested, paid or otherwise received had the financial results been calculated based on the Company’s financial statements as restated.

In addition, the Board or Committee shall, in such circumstances as it deems appropriate, recoup or require forfeiture of any Covered Amounts in the event of (i) the Participant’s act or omission resulting in a violation of the Company’s Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers or other Company policy, provided that such act or omission occurs following the effective date of the applicable Code or policy, or any amendment to such Code or policy; (ii) the adjustment of quarterly or annual financial statements (whether audited or unaudited) for any of the Company’s fiscal years during the Performance Period to correct one or more errors that are material to such financial statements; or (iii) a recommendation by the Company’s Board or Audit Committee as the result of any ongoing internal investigation.

The Covered Amounts subject to recoupment or forfeiture pursuant to the foregoing shall include the amounts received by the Participant pursuant to this Award under this Agreement, including (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or settlement of any Award granted hereunder, or upon the receipt or resale of any Shares underlying the Award and (ii) any unvested or unsettled Award (A) in the case of any adjustment or restatement of the Company’s financial statements , during the three-year period preceding the date on which the Company determined, or if later first disclosed, that it is or will be preparing an adjustment or restatement; or (B) in the case of any fraud, misconduct, act or omission by the Participant, during the three-year period preceding the date of such fraud, misconduct, act or omission, as determined by the Board or a committee thereof.

9. Section 409A of the Code

Notwithstanding the other provisions hereof, this Performance Based Restricted Stock Unit Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Performance Based Restricted Stock Unit Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a termination of employment under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may Participant directly or indirectly, designate the calendar year of payment.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or the Performance Based Restricted Stock Unit Agreement.

10. Definitions

(a).  Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) failure to perform, to the reasonable satisfaction of the Company, the Participant’s duties and/or responsibilities, as assigned or delegated by the Company; (ii) commission of a felony or crime of moral turpitude, including but not limited to embezzlement or fraud; (iii) material breach of the terms of the Participant’s employment agreement, confidentiality and intellectual property agreement or any other agreement by and between the Participant and the Company; (iv) commission of any act of dishonesty, misconduct or fraud in any way impacting the Company, its clients, or its affiliates; (v) any misconduct which brings the Company into disrepute, including conduct that injures or impairs the Company’s business prospects, reputation or standing in the community; or (vi) violation of Company policies, including, without limitation, any violation of the Company’s Code of Conduct and Global Workforce Inclusion Policies; provided, however, that the Company shall allow Participant a reasonable opportunity (but not in excess of 10 calendar days) to cure, to the reasonable satisfaction of the Company, any act or omission applicable to part (i), (iii), or (vi) above, if curable in the Company’s determination; provided, further, that it is understood that willful or grossly negligent acts or omissions will not be curable.

(b).  Change of Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(c).  Executive Retention Plan shall mean the Symantec Executive Retention Plan as in effect on the date of this Agreement and as hereafter amended from time to time.

(d).  TSR shall mean the number, expressed as a percentage, equal to (i) the change in stock price over the applicable period (measured using a 60 trading day average stock price at the beginning and end of the applicable period) plus the value of dividends issued in the respective period, divided by (ii) the 60 trading day average stock price at the beginning of the applicable period.

(e).  TSR Target Grant shall mean the number of shares of Common Stock associated with the TSR PRU grant as determined by the Committee, assuming a TSR Performance Percentage of     %.

APPENDIX C

ADDITIONAL PROVISIONS

1.          Nature of the Grant. In signing this Agreement, the Participant acknowledges that:

a.            the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

b.            the grant of TSR PRUs is voluntary and occasional and does not create any contractual or other right to receive future awards of TSR PRUs, or benefits in lieu of TSR PRUs even if TSR PRUs have been awarded repeatedly in the past;

c.            all decisions with respect to future grants of TSR PRUs, if any, will be at the sole discretion of the Company;

d.            the Participant’s participation in the Plan is voluntary;

e.            the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;

f.            TSR PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and TSR PRUs are outside the scope of the Participant’s employment contract, if any;

g.            TSR PRUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

h.            in the event that Participant is not an employee of the Company, the grant of TSR PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of TSR PRUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;

i.             the future value of the underlying Shares is unknown and cannot be predicted with certainty;

j.            if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of PRUs may increase or decrease in value; and

k.            in consideration of the grant of TSR PRUs, no claim or entitlement to compensation or damages arises from termination of the TSR PRUs or diminution in value of the TSR PRUs or Shares received upon vesting of TSR PRUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.

2.          Data Privacy Notice and Consent.

a.            The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

b.            The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PRUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

c.            The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the TSR PRUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

3.          Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

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